SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): November 28, 2005

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                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

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      Virginia                   000-26591                    54-1909697
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


519 Kimball Ave., N.E.        Roanoke, Virginia                  24016
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 540-777-4427


(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On November 28, 2005, Roanoke Gas Company, a subsidiary of RGC Resources, Inc., executed a Promissory Note in the principal amount of $15,000,000 in favor of Wachovia Bank, National Association ("Wachovia"), and entered into a Loan Agreement with Wachovia for the purpose of refinancing currently maturing debt and retiring higher interest bearing non-current debt. The note has a term of five years and provides for monthly payments of accrued interest. The interest rate is one-month LIBOR plus 0.69%. With the proceeds of the Promissory Note, Roanoke Gas Company will retire its remaining $3,000,000 debt with MONY due October 1, 2016 with an interest rate of 9.625%.

                  In addition and in connection with the above Promissory Note and Loan Agreement, also on November 28, 2005, RGC Resources, Inc., executed an Unconditional Guaranty in favor of Wachovia unconditionally guaranteeing timely payment and performance of any obligations of Roanoke Gas Company to Wachovia.



ITEM 9.01.        FINANCIAL STATEMENT AND EXHIBITS.


           10.1 Promissory Note in the original principal amount of $15,000,000 by Roanoke Gas Company in favor of Wachovia Bank, National Association, dated November 28, 2005.


           10.2 Loan Agreement by and between Roanoke Gas Company and Wachovia Bank, National Association, dated November 28, 2005.


           10.3 Unconditional Guaranty by RGC Resources, Inc. in favor of Wachovia Bank, National Association, dated November 28, 2005.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RGC RESOURCES, INC.



Date: December 2, 2005            By: s/Howard T. Lyon

                                       Howard T. Lyon
                                       Vice-President, Treasurer and Controller
                                      (Principal Financial Officer)